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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): February 14, 2001


                          APACHE MEDICAL SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

              Delaware                          000-20805                          23-2476415
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(State of Incorporation or Organization)  (Commission File Number)     (I.R.S. Employer Identification No.)

  1650 Tysons Boulevard, McLean, Virginia                                        22102
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  (Address of principal executive offices)                                     (Zip Code)



Registrant's telephone no., including area code:  (703) 847-1400
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

Attached is a press release issued by the registrant on February 14, 2001, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(a)-(b) Not Applicable.

(c)      EXHIBIT NO.    DESCRIPTION

         99.1           Press Release issued by registrant on February 14, 2001.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        APACHE MEDICAL SYSTEMS, INC.


                                        /s/ Karen Miller
                                        ---------------------------------------
                                        Name:  Karen Miller
                                        Title:  Vice President Finance and CFO
                                        Date: February 15, 2001